Scudder           (logo)

Dear Scudder Investor,

     We're pleased to announce that Scudder Growth and Income Fund's Board of Trustees has voted to change the Fund's management fee schedule to help shareholders benefit from economies of scale provided by the Fund's growth.

     The prospectus supplement on the reverse side is formal notice of changes in Scudder Growth and Income Fund's management fee schedule.

     If you have any questions about these changes, please call us at 1-800-225-2470, between 8 a.m. and 8 p.m., eastern time, Monday through Friday. We will be happy to help you.

Sincerely,



/s/Mark S. Casady
Mark S. Casady
President, Scudder Investor Services, Inc.


This letter is for explanatory purposes and is not part of the prospectus supplement on the reverse side.

                                  (over please)

Scudder           (logo)

Scudder Growth and Income Fund
Supplement to Prospectus
Dated May 1, 1997

The Fund's Board of Trustees has approved a new Investment Management Agreement, which reduced the management fee payable to the Adviser on assets in excess of $6 billion. Effective January 1, 1998, the complete fee schedule is:



                             Annual Investment
Average daily net assets     Management fee rate
------------------------     -------------------

  First $500 million                  0.60 of 1%
  Exceeding $500 million              0.55 of 1%
  Exceeding $1 billion                0.50 of 1%
  Exceeding $1.5 billion             0.475 of 1%
  Exceeding $2 billion                0.45 of 1%
  Exceeding $3 billion               0.425 of 1%
  Exceeding $4.5 billion             0.405 of 1%
  Exceeding $6 billion              0.3875 of 1%




As of December 23, 1997, the Fund's net assets were approximately $6.5 billion.








December 31, 1997